UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 22, 2010 (December 17, 2010)

ARMSTRONG WORLD INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-2116	23-0366390
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 3001, Lancaster, Pennsylvania	17604
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (717) 397-0611

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.05.  Amendment to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On December 17, 2010, Armstrong World Industries, Inc. (the “Company”),  amended the section of the Armstrong Code of Business Conduct entitled “Corporate Compliance Office” to change the Chief Compliance Officer from the General Counsel of the Company to an officer designated by the Board of Directors.  The text of this section, as revised, is attached to this Current Report as Exhibit 99.1 and the entire Code of Business Conduct is available at  http://www.armstrong.com/corporate/code-of-conduct.html.

On December 17, 2010, the Company's Board of Directors appointed Thomas M. Kane, Senior Vice President, Human Resources, as Chief Compliance Officer.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description

99.1	Excerpt of the Revised Armstrong Code of Business Conduct

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG WORLD INDUSTRIES, INC.

Date:	December 22, 2010	By:	/s/ Jeffrey D. Nickel
		Name:	Jeffrey D. Nickel
		Title:	Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Revised Armstrong Code of Business Conduct